April 1, 2020

TO:
All Stockholders
(Addressed Individually)
SUBJECT:
Report from the President

Stability in a Crisis: Our Cooperative Responds to the Pandemic

The front page of our website states that the FHLBNY is “your key to reliable liquidity in any market environment”. It also states that “as long as markets remain open, and a member has pledged sufficient qualifying collateral and is willing to purchase the requisite amount of capital stock, the FHLBNY will always continue to lend to our members to help you meet your community’s needs.” These are not just marketing slogans -- this is also our mission and our purpose. And despite the challenging and volatile market environment we have experienced over the past several weeks, we have continued to meet our mission, and we prove our purpose every day. During the month of March, as our nation and the financial markets reacted to the Coronavirus pandemic, our advances grew by $41 billion to $134 billion, an increase of 44 percent, as members increasingly looked to us as a reliable source of liquidity amid a turbulent operating environment.

At the FHLBNY, we are focused on remaining your reliable partner. Since March 16, we have been under a remote working environment operational posture, and now have more than 90 percent of our staff working remotely, with critical onsite staff operating out of our New York and Jersey City offices. As I reported last month, we have considerable remote capabilities – and frequently test our remote network – and I am pleased to report that we continue to conduct business as usual and operate at full strength. Our employees have truly risen to the challenge, whether working from home or the office. We know that the stability that we build internally creates the reliability we provide externally, and we are fully committed to being here to support our members’ ability to meet the needs of your customers and consumers.

The current crisis did not originate in the financial markets. It is a public health crisis that has evolved into an economic crisis that has created significant stress in the financial markets. We know that in any crisis, the local lender is key. In every community, the local lender is vital to the local economy, and a key source of credit for businesses, families and municipalities. Our members entered this crisis on stable footing, coming off of a year of strong performance. And our members have met this challenge head on: across our District, we see community banks and credit unions providing payment relief on loans to affected borrowers, increasing debit card spending limits, waiving withdrawal fees and expediting Small Business Administration loan applications. We see our insurance company members waiving or reimbursing deductibles and co-pays for COVID-19 testing. We see members offering mortgage forbearance, for which we can provide additional support for our members through the acceptance of mortgage loans that have been extended forbearance by our members. We see members providing charitable contributions to neighbors in need. And, of course, we see our members taking these actions with the health and safety of their own employees at the forefront. Across our District – and across the nation – we see the local lender stepping up and creating opportunities to support customers and communities that are facing down a crisis. The local lender is truly a vital and committed part of every community across our country, and essential in this time of crisis.

We are focused on ensuring that we are well-positioned to meet your needs in the current environment. We are doing this through dedication, collaboration and operational innovation. The dedication to our mission and the collaborative nature of our work, even in our remote environment, is ingrained in our culture. We are one team across many locations. But innovation is also important in such a challenging environment. This does not mean abandoning our operating or other risk controls, but rather finding solutions to execute on these controls in our new operating environment.

For example, in supporting our members’ municipal deposit programs, we have instituted an alternative process for Municipal Letters of Credit (“MULOCs”) involving leveraging PDFs, as many businesses – including the municipalities that rely on this product – are operating remotely, without staff on site to physically accept MULOCs. We normally work with physical documents, but have added this electronic process to meet current needs. We saw similar innovation with our annual Capital Stock Recalculation effort, which is normally conducted via physical mail. This year, in addition to mailing out materials to all 327 members on March 13, we also sent electronic versions to ensure members working remotely can complete this annual requirement. The deadline for completing this requirement is Friday, April 3, and as of the filing of this report, we have received responses from the majority of our membership. We are also focused on both our members’ ability to seamlessly access our services, as well as enhancing our capability to perform wire transfers remotely.

During any crisis, communication is vital, and through our Relationship Managers and Member Services Desk, we have been in constant contact with our membership. This focus extends beyond member funding needs to their underlying collateral, ensuring members are positioned to continue to borrow from us. Over the past two weeks, total pledged collateral has increased by more than $6 billion, and the FHLBNY stands ready to support our member’s pledging collateral needs through this crisis and beyond. We are also engaged with our members’ trade associations: on March 23, Adam Goldstein, our Chief Business Officer, and I were grateful to be asked to participate on an NJBankers conference call to provide an update on operations. And last week, our Marketing Department launched a COVID-19 updates page to keep members apprised of all of our pandemic-related communications. We also remain in contact with state and federal regulators, highlighting the crucial role we and our members perform in this crisis. And we continue to assess the operating environment, working with our members and housing partners to see where the FHLBNY might be able to provide additional support, as we have done following natural disasters that have impacted our District in the past, from Superstorm Sandy to the hurricanes of 2017 and the earthquakes in Puerto Rico earlier this year.

No institution, including the FHLBNY, has been through a situation like this before. We entered this crisis with a firm financial foundation, coming off a strong year of performance in 2019 and having built a solid balance sheet. It remains to be seen how this pandemic will impact our performance and dividend capacity, as the additional income from advance growth is offset by declines in interest rates and potential uncertainty for our funding costs and spreads. But rest assured, we are built for crisis. After all, the Federal Home Loan Banks were created in response to the Great Depression, and we have successfully managed through every crisis since then.

More than a decade ago, the FHLBNY served as a reliable source of liquidity for our members during the 2008 financial crisis, providing stability in an unstable market. But as important as our liquidity was in the middle of that crisis, our cooperative was even more vital coming out of the crisis, when communities, businesses and families looked to their local lenders to help recover and rebuild. Our credit products and our housing programs were there to support members in these efforts then, and we are there for our members now, prepared to serve you both in this crisis and when we reach the other side of it. For example, last Friday, March 27, marked the deadline for applications for our 2020 Affordable Housing Program round – a deadline we extended by a week to provide members and housing partners extra time to finalize applications. In total, we received 117 applications for this year’s round, and when we announce the 2020 awards later this summer, we will have $38 million in grants ready to be put to work in communities across our District and beyond. This is also why we moved the launch of the 2020 Homebuyer Dream Program round to June 1, to allow for greater participation from members and housing partners. When we do come out of this pandemic, the FHLBNY and its members will be well-positioned to provide support to those who need it most. In a crisis, we not only rise to meet the challenges we face, but in rising, we also lift others with us: our neighbors, our customers and the communities we all serve.

The stability and reliability of our franchise is paramount to the value we offer our members. In any and all operating environments, including our current environment, the FHLBNY is focused on remaining a reliable partner to our members. These last few weeks have proven how vital the local lender is to communities across our nation, and the essential value of your work will only continue to grow as we move through the crisis and into the recovery period. We are honored to stand alongside the local lenders of New Jersey, New York, Puerto Rico and the U.S. Virgin Islands as your trusted partner, and together, we will help see our communities through this.

Sincerely,

José R. González
President and Chief Executive Officer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “projected,” “expects,” “may,” or their negatives or other variations of these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.